Exhibit 99.2
Strategic Restructuring Transaction Steve Malcolm, Chairman, President and CEO January 19, 2010

Important Information This document is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell units of Williams Partners L.P. ("WPZ") or Williams Pipeline Partners L.P. ("WMZ"). WPZ intends to file a registration statement and tender offer documents with the Securities and Exchange Commission ("SEC") in connection with the proposed exchange offer for the outstanding common units of WMZ. WMZ unit holders should read those filings, and any other relevant documents filed with the SEC in connection with the proposed transaction, because they will contain important information. Those documents, when filed, may be obtained without charge at the SEC's website at www.sec.gov. Such documents may also be obtained without charge from WPZ by directing such request to: Williams Partners L.P., One Williams Center, Tulsa, Oklahoma 74172, Attention: Investor Relations.

WMB Forward-Looking Statements Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as "anticipates," "believes," "seeks," "could," "may," "should," "continues," "estimates," "expects," "forecasts," "intends," "might," "goals," "objectives," "targets," "planned," "potential," "projects," "scheduled," "will" or other similar expressions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management and include, among others, statements regarding: • Amounts and nature of future capital expenditures; • Expansion and growth of our business and operations; • Financial condition and liquidity; • Business strategy; • Estimates of proved gas and oil reserves; • Reserve potential; • Development drilling potential; • Cash flow from operations or results of operations; • Seasonality of certain business segments; • Natural gas and natural gas liquids prices and demand. Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following: • Availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital; • Inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including the current economic slowdown and the disruption of global credit markets and the impact of these events on our customers and suppliers); • The strength and financial resources of our competitors; • Development of alternative energy sources; • The impact of operational and development hazards; • Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation, and rate proceedings; • Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans; • Changes in maintenance and construction costs; • Changes in the current geopolitical situation; • Our exposure to the credit risk of our customers; • Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit; • Risks associated with future weather conditions; • Acts of terrorism; and • Additional risks described in our filings with the Securities and Exchange Commission. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2009, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

WPZ Forward-Looking Statements Williams Partners L.P. is a limited partnership formed by The Williams Companies, Inc. (Williams). Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as "anticipates," "believes," "seeks," "could," "may," "should," "continues," "estimates," "expects," "forecasts," "intends," "might," "goals," "objectives," "targets," "planned," "potential," "projects," "scheduled," "will," or other similar expressions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management and include, among others, statements regarding: • Amounts and nature of future capital expenditures; • Expansion and growth of our business and operations; • Financial condition and liquidity; • Business strategy; • Cash flow from operations and results of operations; • The levels of cash distributions to unitholders; • Seasonality of certain business segments; and • Natural gas and natural gas liquids prices and demand. Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. The reader should carefully consider the risk factors discussed below in addition to the other information in this report. If any of the following risks were actually to occur, our business, results of operations and financial condition could be materially adversely affected. In that case, we might not be able to pay distributions on our common units, the trading price of our common units could decline and unitholders could lose all or part of their investment. Many of the factors that could adversely affect our business, results of operations and financial condition are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following: • Whether we have sufficient cash from operations to enable us to maintain current levels of cash distributions or to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner; • Availability of supplies (including the uncertainties inherent in assessing and estimating future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital; • Inflation, interest rates and general economic conditions (including the current economic slowdown and the disruption of global credit markets and the impact of these events on our customers and suppliers); • The strength and financial resources of our competitors; • Development of alternative energy sources; • The impact of operational and development hazards; • Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation and rate proceedings; • Changes in maintenance and construction costs; • Changes in the current geopolitical situation; • Our exposure to the credit risks of our customers; • Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit; • Risks associated with future weather conditions; • Acts of terrorism; and • Additional risks described in our filings with the Securities and Exchange Commission (SEC). NOTE: WPZ forward-looking statements continued on next page.

WPZ Forward-Looking Statements (cont'd) Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments. In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise. Limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2009, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com.

Transaction Overview Accelerates WMB's MLP strategy WMB shifts assets and debt to WPZ; increases ownership of WPZ to 80% Result is consolidation of WMB's regulated pipeline, midstream, WPZ, and WMZ interests into one entity with expected investment-grade ratings Transforms WPZ into top-3 MLP with $2 B in 2010E segment profit + DD&A Transaction is consistent with our long standing financial and strategic objectives Results in greater, more reliable access to low-cost capital at WPZ - benefiting both WPZ and WMB Investment-grade capital structure for both entities Enhances the growth outlook and competitiveness of the regulated gas pipeline and midstream businesses, as well as WMB's E&P business Expect to create greater value for both WMB and WPZ investors

Transaction Detail

Williams.
Ingenuity takes energy.™

Step 1: Asset Contribution



WMB
WPZ

- Pipeline assets, excluding 25.5% interest in Gulfstream
- Midstream assets, excluding Canada, olefins and Venezuela
- GP & LP interests in WMZ
- ~$2.0 B of existing gas pipeline-level debt



WMB
WPZ

- 203 MM WPZ LP units
- $3.5 B from WPZ private placement of debt securities, less WPZ transaction fees and expenses

Step 2: WMZ Exchange Offer



WPZ
WPZ Units
WMZ Units
Public Unitholders
WMZ

- Intend to launch fixed exchange ratio exchange offer at 0.7584x units of WPZ for each WMZ unit
- $0.4 B transaction value as of 01/15/10

Note: WMZ Exchange Offer is contingent on the Asset Contribution Transaction, but the Asset Contribution Transaction is not conditioned on the success of the WMZ Exchange Offer.

- After Steps 1 and 2, WMB will own approximately 80% of WPZ[1]
- Asset Contribution transaction value of approximately $12 B
- Step 1 includes tender offer for up to $3 B of WMB debt

1. *Assumes 100% of WMZ units are exchanged in Step 2 at a ratio of 0.7584 WPZ units per 1.0 WMZ unit.*

© 2010 The Williams Companies, Inc. All rights reserved.

7

Simplifies WMB's Corporate Structure

Williams
Ingenuity takes energy.™

- The transaction simplifies WMB's corporate structure and positions both entities with investment-grade capital structures
- Operational structure is unchanged

Current Structure



Williams
Consolidated Debt: $8.3 B
Corp Debt: $5.3 B
2010E Seg. Profit + DD&A: $3.7 B
E&P (2)
Total Debt: $0
2010E Seg Profit + DD&A: $1.5 B
Gas Pipeline
Total Debt: $2.0 B
2010E Seg Profit + DD&A: $1.0 B
Midstream
Total Debt: $1.0 B
2010E Seg Profit + DD&A: $1.2 B
Public: 52%
WMB: 48%
Public: 76%
WMB: 24%
Williams Pipeline Partners L.P.
Williams Partners L.P.

Pro Forma (1)



Williams
Consolidated Debt: $8.8 B
Corp Debt: $2.3 B
2010E Seg Profit + DD&A: $3.7 B
WMB: 80%(3)
E&P (2)
Total Debt: $0
2010E Seg Profit + DD&A: $1.5 B
Canadian midstream, olefins and 25.5% interest in Gulfstream
Total Debt: $0
2010E Seg Profit + DD&A: $0.2 B
Williams Partners L.P. Pro Forma
Total Debt(4): $6.5 B
2010E Seg Profit + DD&A: $2.0 B
Public: 20%

Note: 2010 estimates represent midpoint of guidance.
1. Assumes the WMZ Exchange Offer and WMB bond tender offer are completed. Transaction results in approximately $3.5 B of new senior unsecured debt at pro forma WPZ.
2. For purposes of this presentation, gas marketing is included in E&P.
3. WMB will own 80% of WPZ assuming 100% of WMZ units are exchanged at a ratio of 0.7584 WPZ units per 1.0 WMZ unit.
4. Includes $2.0 B of gas pipeline subsidiary debt.

© 2010 The Williams Companies, Inc. All rights reserved.

8

WMB Rationale and Benefits Large diversified MLP will have more reliable access to market and investment-grade ratings Significantly increases capital availability Lowers cost of capital Improves competitiveness of gas pipeline and midstream businesses Improves ability to fund additional projects and acquisitions with MLP capital E&P and Canada funded from own cash flows, WMB funds and WPZ distributions WMB maintains scale, earnings, cash flows, IDRs, control Enhances WMB growth profile Simplifies corporate structure and valuation for investors

WPZ Rationale and Benefits Creates one of the largest diversified MLPs with best-in-class assets and strong growth outlook Increased scale, scope and diversification due to the addition of premier FERC regulated interstate pipelines and midstream assets Expected to improve WPZ valuation and create significant value for unitholders Expects initial 3.5% increase in quarterly distribution, from $0.6350 to $0.6575, beginning with Q1 2010 distribution; strong growth outlook Pro forma entity positioned with strong distribution coverage Risk reducing: significantly increases WPZ's proportion of fee-based business Contribution of WMB's premier interstate pipeline portfolio, including Northwest, Transco and Gulfstream interests, provides stable, fee-based earnings to offset commodity price sensitivity of the existing suite of WPZ assets WPZ expected to be an investment-grade entity with reliable access to the MLP capital markets Improves cost of capital WPZ will have ample liquidity with a $1.5 B revolver Positions WPZ as industry leader with scale, stability, expected investment-grade ratings and cost of capital that enables pursuit of additional growth opportunities

WPZ Investment Highlights One of the largest diversified MLPs $12 B in assets $2 B in 2010E segment profit + DD&A Initial increase in distribution; attractive distribution growth outlook Expected investment-grade ratings with strong access to capital markets Suite of attractive growth projects and opportunities Size, scale and stability of cash flows provide strategic flexibility for organic projects or acquisitions 2010 2011 Distributable cash flow (millions) (1) $1,225 $1,315 Cash distributions per LP unit (1) $2.63 TBD Distribution coverage ratio (1) (2) 1.3 x 1.4 x Total segment profit + DD&A (millions) (1) $2,010 $2,150 Notes: Figures represent midpoint of full-year pro-forma guidance. Distribution coverage for 2011 represents 2011 distributable cash flow divided by 2010 distributions. WPZ Forecast

Assets in Key Growth Markets Paradox Basin San Juan Basin Marcellus Shale Basin Piceance Basin Wamsutter Area Greater Green River Basin Northwest Pipeline: 4,000 miles 41 compressor stations 3.4 Bcf / d capacity Transco Pipeline: 10,000 miles 44 compressor stations 8.6 Bcf / d capacity Gulfstream Pipeline: 750 miles 3 compressor stations 1.26 Bcf / d capacity Deepwater Gulf of Mexico Gas Pipeline Midstream East 985 1025 2010E Business Mix Seg. Profit + DD&A: $2 B Midstream Gas Pipeline

WPZ 0.298 0.298 Pro Forma WPZ 0.985 1.025 2.01 Comparison of WPZ Pre- and Post-Transaction WPZ 2.9 2.9 Pro Forma WPZ 17.7 2.2 19.9 Distribution Coverage Ratio Distribution / LP Unit 2010E Segment Profit + DD&A ($ B) Firm Value ($ B) (1) Indicative Yield (2) Gas Pipes Midstream Midstream Significantly Increases Scale Adds Significant Pipeline / Fee Based Business MWE 8.7 NGLS 8.9 WPZ (Current) 8.2 RGNC 8.2 CPNO 9.5 DPM 8.1 WES 6.3 KGS 7.5 KMP 6.6 EPD 6.9 ETP 7.9 EEP 7.3 OKS 6.8 Diversified Peers Mean: 7.1% Gathering & Processing Peers Mean: 8.2% WPZ 1.2 Pro Forma WPZ 1.3 ___________________________ Note: 2010E estimates and pro forma coverage represent midpoint of guidance. Pro forma Firm Value assumes WPZ trades to a range of 6.6% - 7.9% based on the range of the Diversified Peers. Firm Value equals market value of LP units, plus GP value, plus net debt. As of 01/15/10. WPZ Moves to Diversified Peers WPZ 2.54 Pro Forma WPZ 2.63

WPZ Will Become a Top-3 Diversified MLP Pro forma WPZ becomes one of the largest MLPs $12 B in assets $2 B of 2010E segment profit + DD&A Likely to be compared against the diversified MLPs, which currently trade in the 6.6% - 7.9% yield range Structured to attain size and diversified business mix, it will be positioned to grow with full access to the capital markets Commentary Diversified MLP LTM Business Mix (1) Pipelines Midstream Other KMP 0.54 0 0.46 EPD 0.52 0.48 0 Pro Forma WPZ 0.57 0.43 0 ETP 0.65 0.13 0.22 EEP 0.6 0.35 0.05 OKS 0.46 0.54 0 MLP 2010E EBITDA Comparison (3) Kinder Morgan 3 Enterprise Products 2.663 Pro Forma WPZ 2.01 Energy Transfer 1.697 Enbridge Energy 0.973 ONEOK Partners 0.871 Boardwalk Pipeline 0.68 El Paso Pipeline 0.383 TC Pipelines 0.201 Spectra Energy 0.183 WMZ 0.11 Markwest Energy 0.293 Targa Resources 0.28 WPZ 0.274 Regency Energy 0.259 Atlas Pipeline 0.231 Copano Energy 0.184 Crosstex Energy 0.183 DCP Midstream 0.154 Western Gas 0.131 Quicksilver Gas 0.093 Diversified Regulated Pipeline Gathering and Processing (2) ___________________________ Source: Company filings, press releases and investor presentations. Pro Forma WPZ excludes contribution from Canada, olefins, Venezuela and 25.5% of Gulfstream. Pro Forma WPZ LTM business mix based on segment profit + DD&A. Pro Forma WPZ estimate represents midpoint of segment profit + DD&A guidance. Source: FactSet: Reuters Consensus estimates. Indicative yield as of 1/15/10. WPZ based on midpoint of guidance. (2)

WMB and WPZ Interests Aligned, Growth Outlook Enhanced Increased growth projects and acquisitions at WPZ... Growth capital funded at WPZ Increase in EBITDA and distributable cash flow Increase in unit distributions Growth in unit price ....Lead to more value at WMB Ability to focus WMB's free cash flow on E&P Higher earnings per share More cash received from distributions and IDRs Growth in share price

Overview of Pro-Forma WMB WPZ LP and GP interests total 80% 78% LP interest (214.6 MM common units) 2% GP interest Annual distributions to WMB at $2.63 / unit: ~$755 MM ~$565 MM LP distributions ~$190 MM GP distributions(1) Premier E&P business 1.2 Bcfe/d production (as of 3Q '09) Premier portfolio - low-cost, high-return Canadian midstream, olefins and 25.5% of Gulfstream Key Assets 2010E Business Mix: Segment Profit + DD&A Growth Strategy Grow WPZ earnings, cash flow, distributions Grow WMB E&P business and maintain industry-leading F&D cost structure Optimize resource play development Develop Canadian midstream business Continue to focus on both organic growth and external strategic opportunities Capitalize on significant cash flow from MLP to help fund growth ___________________________ Note: 2010E estimates represent midpoint of guidance. Based on 269.4 MM WPZ LP units outstanding, assuming 100% of WMZ units are exchanged for 0.7584 WPZ units per 1.0 WMZ unit, and $2.63 distribution / LP unit. For purposes of this presentation, gas marketing is included in E&P. Includes Canada, olefins, and equity earnings from 25.5% of Gulfstream. Based on proportional ownership of WPZ's $2.0 B of segment profit + DD&A. E&P Other WPZ East 1525 156 2010 (2) (3) (4)

WMB Investment Highlights Leading integrated natural gas company WPZ, a top-3 diversified MLP with premier gas pipeline and midstream businesses Growth opportunities with premier E&P assets and Canadian midstream Stable, significant LP and GP cash flows from WPZ Large, diversified MLP with a suite of growth projects Significant cash flow and access to the capital markets to fund projects and acquisitions Regulated pipeline businesses provide steady cash flows Strong Rockies, Gulf Coast; emerging Marcellus midstream positions Attractive E&P portfolio with positive long-term fundamentals Low-cost producer - top quartile in industry Leading producer in the Piceance Proven optimizer of resource plays

New Structure Facilitates WMB Valuation WMB Segments Valuation Other Adjustments Less WMB corporate-level net debt, plus market value of interest in APCO Structure is simplified and implied value of WMB share price easier to calculate EBITDA, less Gulfstream debt @ 25.5% Canada, olefins and 25.5% interest in Gulfstream Value of WPZ LP units and IDRs WPZ LP and GP interests E&P EBITDA, Reserves

Transaction Summary Creates one of the largest diversified MLPs with best-in-class assets WPZ's pro forma 2010E segment profit + DD&A of $2.0 B(1) will make it the 3rd-largest energy MLP Significantly enhances access to capital Ability to fund projects and acquisitions with more reliable access to attractive MLP currency Expected investment-grade ratings further enhance financial position Improves competitiveness of gas pipeline and midstream businesses Positions WPZ to pursue large, organic growth projects as well as potential acquisition opportunities Will enhance overall WMB and WPZ growth profiles Accretive to WPZ distributions and DCF Initial quarterly distribution increase of 3.5% from $0.6350 to $0.6575 beginning with Q1 2010 distribution Even at increased distribution, 2010E distribution coverage ratio guidance increases from 1.2x to 1.3x(1) Simplifies WMB corporate structure without altering operational structure WMB maintains scale, earnings, cash flow, IDRs and control of WPZ and WMZ Simplifies valuation for investors ___________________________ Midpoint of guidance.

E-20 20

Appendix

Asset Contribution Contribution of WMB gas pipeline and midstream businesses, excluding Canada, olefins, Venezuela and 25.5% of Gulfstream Consideration received of 203 MM WPZ units and $3.5 B of cash, less WPZ transaction fees and expenses WMB Bond Tender Offer Tender offer for up to $3.0 B of WMB debt launched on January 19, 2010 Early Acceptance date of February 1, 2010; offer open until February 16, 2010 Funded with cash proceeds from Asset Contribution and, if necessary, cash on hand WPZ Bond Offering WPZ plans to fund the cash portion of the transaction through a private placement of debt securities WMZ Exchange Offer WPZ intends to launch a fixed-ratio exchange offer at 0.7584 units of WPZ for each of the publicly held units of WMZ at a future date The exact timing of the launch will be based upon the filing of necessary offering documents with the Securities and Exchange Commission and upon market conditions Asset Contribution is not conditioned upon successful completion of the WMZ Exchange Offer Transaction Detail

Summary Timetable January 19: Announce transaction Initiate WMB bond tender offer Early February: Early tender date for WMB bond tender Launch and price WPZ private debt offering Week of February 15: HSR clearance Close WMB bond tender Close Asset Contribution transaction 1H 2010 Expect to launch and complete WMZ Exchange Offer

Commodity price assumptions Reflects 3Q '09 Guidance

WPZ pro-forma guidance

2010 Recurring Segment Profit & EPS Guidance Retained by WMB Retained by WMB a a Reflects 3Q '09 Guidance

2011 Recurring Segment Profit & EPS Guidance Retained by WMB Retained by WMB a a Reflects 3Q '09 Guidance

28 Pre-Transaction View of WPZ Current WPZ Geographic Overview Gathering Processing Discovery Pipeline Legend Fractionator Underground Storage 2010E Pre-Transaction Business Mix Midstream East 298 Asset Profile: Before the transaction, WPZ owns and operates approximately: 5,200 miles of gathering pipelines 7 natural gas processing plants 2010E Segment Profit + DD&A: $0.3 B

29 Post-Transaction View of WPZ WPZ pipeline and midstream assets will span most major gas producing basins in the West, Midcontinent, South, and East Northwest Pipeline Transco Pipeline Gulfstream Gathering Processing LNG Storage Northwest Pipeline Transco Pipeline Gulfstream Pipeline Cardinal Pipeline Legend Fractionator Devils Tower Spar Underground Storage Discovery Pipeline Deepwater Pipeline Marcellus Shale Asset Profile: WPZ will own and operate a combined total of approximately 14,000 miles of gas pipelines Total annual throughput of ~2,700 trillion BTUs of natural gas Peak-day delivery of ~12 MMdt of gas 7,400 miles of gathering pipelines 14 natural gas processing plants in the Rockies, Appalachian and Gulf Coast Regions with 5.1 Bcf/d of processing capacity 2 offshore production platforms An attractive portfolio of growth projects 2010E Post-Transaction Business Mix Gas Pipeline Midstream East 985 1025 2010E Segment Profit + DD&A: $2.0 B Gas Pipeline Midstream

E-30 30